                                                                   EXHIBIT 10.23



                                 FIRST AMENDMENT

                                       TO

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                            QWEST CYBER.SOLUTIONS LLC



                     (A DELAWARE LIMITED LIABILITY COMPANY)

                                 FIRST AMENDMENT
                                       TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            QWEST CYBER.SOLUTIONS LLC
                      A DELAWARE LIMITED LIABILITY COMPANY


     This First Amendment to Limited Liability Company Agreement (this "AMENDMENT") of Qwest Cyber.Solutions LLC (the "COMPANY"), is made effective as of July 8, 1999 by and among Qwest Communications International Inc., a Delaware corporation, KPMG LLP, a Delaware limited liability partnership, and Softline Consulting & Integrators, Inc., a California corporation (collectively, the "INITIAL MEMBERS").

     WHEREAS, the Initial Members wish to make certain amendments to the Limited Liability Company Agreement of the Company (the "LLC AGREEMENT"), effective as of June 3, 1999, as set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the Initial Members hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the LLC Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

SECTION 2.1 AMENDMENTS TO DEFINITIONS.

     (1)  The definition of "Ancillary Implementation Agreement" contained in
          Section 1.1 of the LLC Agreement is hereby deleted in its entirety.

     (2) The definition of "Transaction Documents" contained in Section 1.1 of the LLC Agreement is hereby amended and restated in its entirety as follows:

          ""Transaction Documents" means the Web Hosting and Internet Access Service Agreement, the Employee Loan-Out Agreements, the Leased Line Agreement, the IP OSS/BSS MOU, the IP OSS/BSS Sublicense, the Trademark License Agreement, the Discounted Services Contribution Agreement, and the Transition Services Agreement."

SECTION 2.2 AMENDMENT TO SECTION 2.4(1). The initial paragraph of Section 2.4 and subsection 2.4(l) of the LLC Agreement are hereby amended and restated in their entirety as follows:

     "SECTION 2.4. SECOND CLOSING DATE.

     Except as otherwise set forth in this Section 2.4, as soon as reasonably practicable following the First Closing Date but in no event later than July 20, 1999 (the "SECOND CLOSING DATE"), the Initial Members will have caused the following events to happen:

     (1) As soon as reasonably practicable following the Second Closing Date, the Initial Class A Member or the Company and the Initial Class B Member will have entered into an agreement in form and substance reasonably satisfactory to each such Initial Member, which agreement will provide in part that the Initial Class B Member will perform ongoing implementation and adjustment of certain "PeopleSoft" software (or an equivalent product) licensed by the Initial Class A Member or by the Company, and/or the initial and ongoing implementation and adjustment of the Global Sales Force Automation software (or an equivalent product) licensed by the Initial Class A Member or by the Company, on the terms and conditions set forth therein but including the following: (i) the total commitment by the Initial Class A Member or the Company to purchase services from the Initial Class B Member will equal $5 million; (ii) such commitment will be retired over time as determined by the Initial Class A Member or the Company, as applicable, but will be fully retired prior to the third anniversary of the Second Closing Date; and (iii) the Class B Member will provide the relevant services based on an hourly blended rate for personnel of $164 per hour."

SECTION 2.3 AMENDMENT TO SUBSECTION 2.4(3). Subsection 2.4(3) of the LLC Agreement is hereby amended and restated in its entirety as follows:

     "(3) As soon as reasonably practicable following the execution of the Master Services and Outsourcing Agreement contemplated by the IP OSS/BSS MOU, the Initial Class A Member and the Company will enter into an agreement (the "IP OSS/BSS SUBLICENSE") in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class A Member will make access to the IP OSS/BSS system available to the Company (upon and after the completion of the IP OSS/BSS) on the terms and conditions set forth therein."

SECTION 2.4 AMENDMENT TO SUBSECTION 4.1(d). Subsection 4.1(d) of the LLC Agreement is hereby amended and restated in its entirety as follows:

     "(d) The Initial Members acknowledge and agree that the failure by any Initial Member to timely make its Initial Contribution would result in damage to the other Initial Members which would be difficult to calculate, and therefore agree that if any contract or agreement to be assigned to the Company which is listed on Exhibit A-2 or Exhibit A-3 is not assigned to the Company by July 20, 1999, the Initial Class C Member and the Initial Class B Member jointly and severally agree to pay to the Company, as liquidated damages for the failure to assign such contract or agreement, sums equal to the revenue assumed for purposes of calculating the total revenue component of the financial model included in the Initial Business Plan, net of the expenses (consistent with the assumptions contained in the financial model) incurred by such Initial Member and not the

     Company (whether by reimbursement pursuant to Section 2.5(a) or otherwise) in connection with servicing such Assigned Contract from and after the Effective Date of Transfer for such period as the financial model included in the Initial Business Plan assumes such revenue. Payments to the Company under this Section shall be made at the time revenue would be paid to the Company under the relevant contract or agreement."

                                    ARTICLE 3
                                 MISCELLANEOUS

     SECTION 3.1 REFERENCE TO AND EFFECT ON THE LLC AGREEMENT.

     (1) Except as specifically amended by this Amendment, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (2) This Amendment will be construed as one with the LLC Agreement and the LLC Agreement will, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     (3) On and after the date hereof, each reference in the LLC Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the LLC Agreement, and each reference in any of the Transaction Documents to the LLC Agreement, "thereunder", "thereof", or words of like import referring to the LLC Agreement, will mean and be a reference to the LLC Agreement, as amended by this Amendment.

     SECTION 3.2 COMPLETE AGREEMENT. This Amendment, along with the LLC Agreement and the Certificate of Formation constitute the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate of Formation will be binding on the Members or have any force or effect whatsoever.

     SECTION 3.3 MULTIPLE COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

     SECTION 3.4 REFERENCES TO THIS AGREEMENT. All Article, Section, subsection or paragraph titles or other captions in this Agreement are for convenience only, are not part of this Amendment and in no way define, limit, extend or describe the scope or intent of any of its provisions.

     SECTION 3.5 GOVERNING LAW. This Amendment will be governed by, construed under and interpreted in accordance with the internal Laws of the State of Delaware without regard to its conflicts of laws principles.

                  [Remainder of page intentionally left blank.]

                                SECOND AMENDMENT

                                       TO

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                            QWEST CYBER.SOLUTIONS LLC



                     (A DELAWARE LIMITED LIABILITY COMPANY)

                                SECOND AMENDMENT
                                       TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            QWEST CYBER.SOLUTIONS LLC
                      A DELAWARE LIMITED LIABILITY COMPANY


     This Second Amendment to Limited Liability Company Agreement (this "AMENDMENT") of Qwest Cyber.Solutions LLC (the "COMPANY"), is made effective as of July 19, 1999 by and among Qwest Communications International Inc., a Delaware corporation, KPMG LLP, a Delaware limited liability partnership, and Softline Consulting & Integrators, Inc., a California corporation (collectively, the "INITIAL MEMBERS").

     WHEREAS, the Initial Members wish to make certain amendments to the Limited Liability Company Agreement of the Company, effective as of June 3, 1999 (as amended by the First Amendment to Limited Liability Company Agreement of Qwest Cyber.Solutions LLC, dated as of July 8, 1999, the "LLC AGREEMENT"), as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the Initial Members hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the LLC Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

SECTION 2.1 AMENDMENT TO SUBSECTION 2.4. The initial paragraph of Section 2.4 of the LLC Agreement is hereby amended and restated in its entirety as follows:

     "SECTION 2.4. SECOND CLOSING DATE.

          Except as otherwise set forth in this Section 2.4, as soon as reasonably practicable following the First Closing Date but in no event later than August 6, 1999 (the "SECOND CLOSING DATE"), the Initial Members will have caused the following events to happen:"

SECTION 2.2 AMENDMENT TO SUBSECTION 4.1(d). Subsection 4.1(d) of the LLC Agreement is hereby amended and restated in its entirety as follows:

          "(d) The Initial Members acknowledge and agree that the failure by any Initial Member to timely make its Initial Contribution would result in damage to the other Initial Members which would be difficult to calculate, and therefore agree that if any contract or agreement to be assigned to the Company which is listed on

          Exhibit A-2 or Exhibit A-3 is not assigned to the Company by August 6, 1999, the Initial Class C Member and the Initial Class B Member jointly and severally agree to pay to the Company, as liquidated damages for the failure to assign such contract or agreement, sums equal to the revenue assumed for purposes of calculating the total revenue component of the financial model included in the Initial Business Plan, net of the expenses (consistent with the assumptions contained in the financial model) incurred by such Initial Member and not the Company (whether by reimbursement pursuant to Section 2.5(a) or otherwise) in connection with servicing such Assigned Contract from and after the Effective Date of Transfer for such period as the financial model included in the Initial Business Plan assumes such revenue. Payments to the Company under this Section shall be made at the time revenue would be paid to the Company under the relevant contract or agreement."

                                    ARTICLE 3
                                  MISCELLANEOUS

     SECTION 3.1 REFERENCE TO AND EFFECT ON THE LLC AGREEMENT.

     (1) Except as specifically amended by this Amendment, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (2) This Amendment will be construed as one with the LLC Agreement and the LLC Agreement will, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     (3) On and after the date hereof, each reference in the LLC Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the LLC Agreement, and each reference in any of the Transaction Documents to the LLC Agreement, "thereunder", "thereof", or words of like import referring to the LLC Agreement, will mean and be a reference to the LLC Agreement, as amended by this Amendment.

     SECTION 3.2 COMPLETE AGREEMENT. This Amendment, along with the LLC Agreement and the Certificate of Formation constitute the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate of Formation will be binding on the Members or have any force or effect whatsoever.

     SECTION 3.3 MULTIPLE COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

     SECTION 3.4 REFERENCES TO THIS AGREEMENT. All Article, Section, subsection or paragraph titles or other captions in this Agreement are for convenience only, are not part of this

Amendment and in no way define, limit, extend or describe the scope or intent of any of its provisions.

     SECTION 3.5 GOVERNING LAW. This Amendment will be governed by, construed under and interpreted in accordance with the internal Laws of the State of Delaware without regard to its conflicts of laws principles.

                 [Remainder of page intentionally left blank.]

                                 THIRD AMENDMENT

                                       TO

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                            QWEST CYBER.SOLUTIONS LLC



                     (A DELAWARE LIMITED LIABILITY COMPANY)

                                 THIRD AMENDMENT
                                       TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            QWEST CYBER.SOLUTIONS LLC
                      A DELAWARE LIMITED LIABILITY COMPANY


     This Third Amendment to Limited Liability Company Agreement (this "AMENDMENT") of Qwest Cyber.Solutions LLC (the "COMPANY"), is made effective as of August 6, 1999 by and among Qwest Communications International Inc., a Delaware corporation, KPMG LLP, a Delaware limited liability partnership, and Softline Consulting & Integrators, Inc., a California corporation (collectively, the "INITIAL MEMBERS").

     WHEREAS, the Initial Members wish to make certain amendments to the Limited Liability Company Agreement of the Company, effective as of June 3, 1999 (as amended by the First Amendment to Limited Liability Company Agreement of Qwest Cyber.Solutions LLC, dated as of July 8, 1999, and the Second Amendment to Limited Liability Company Agreement of Qwest Cyber.Solutions LLC, dated as of July 19, 1999, the "LLC AGREEMENT"), as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the Initial Members hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the LLC Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

SECTION 2.1 AMENDMENT TO SUBSECTION 2.4. The initial paragraph of Section 2.4 of the LLC Agreement is hereby amended and restated in its entirety as follows:

     "SECTION 2.4. SECOND CLOSING DATE.

          Except as otherwise set forth in this Section 2.4, as soon as reasonably practicable following the First Closing Date but in no event later than August 16, 1999 (the "SECOND CLOSING DATE"), the Initial Members will have caused the following events to happen:"

SECTION 2.2 AMENDMENT TO SUBSECTION 4.1(d). Subsection 4.1(d) of the LLC Agreement is hereby amended and restated in its entirety as follows:

          "(d) The Initial Members acknowledge and agree that the failure by any Initial Member to timely make its Initial Contribution would result in damage to the other Initial Members which would be difficult to calculate, and therefore agree that if any contract or agreement to be assigned to the Company which is listed on Exhibit A-2 or Exhibit A-3 is not assigned to the Company by August 16, 1999, the Initial Class C Member and the Initial Class B Member jointly and severally agree to pay to the Company, as liquidated damages for the failure to assign such contract or agreement, sums equal to the revenue assumed for purposes of calculating the total revenue component of the financial model included in the Initial Business Plan, net of the expenses (consistent with the assumptions contained in the financial model) incurred by such Initial Member and not the Company (whether by reimbursement pursuant to Section 2.5(a) or otherwise) in connection with servicing such Assigned Contract from and after the Effective Date of Transfer for such period as the financial model included in the Initial Business Plan assumes such revenue. Payments to the Company under this Section shall be made at the time revenue would be paid to the Company under the relevant contract or agreement."

                                    ARTICLE 3
                                 MISCELLANEOUS

     SECTION 3.1 REFERENCE TO AND EFFECT ON THE LLC AGREEMENT.

     (1) Except as specifically amended by this Amendment, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (2) This Amendment will be construed as one with the LLC Agreement and the LLC Agreement will, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     (3) On and after the date hereof, each reference in the LLC Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the LLC Agreement, and each reference in any of the Transaction Documents to the LLC Agreement, "thereunder", "thereof", or words of like import referring to the LLC Agreement, will mean and be a reference to the LLC Agreement, as amended by this Amendment.

     SECTION 3.2 COMPLETE AGREEMENT. This Amendment, along with the LLC Agreement and the Certificate of Formation constitute the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate of Formation will be binding on the Members or have any force or effect whatsoever.

     SECTION 3.3 MULTIPLE COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

     SECTION 3.4 REFERENCES TO THIS AGREEMENT. All Article, Section, subsection or paragraph titles or other captions in this Agreement are for convenience only, are not part of this Amendment and in no way define, limit, extend or describe the scope or intent of any of its provisions.

     SECTION 3.5 GOVERNING LAW. This Amendment will be governed by, construed under and interpreted in accordance with the internal Laws of the State of Delaware without regard to its conflicts of laws principles.


                 [Remainder of page intentionally left blank.]

                                FOURTH AMENDMENT

                                       TO

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                            QWEST CYBER.SOLUTIONS LLC



                     (A DELAWARE LIMITED LIABILITY COMPANY)

                                FOURTH AMENDMENT
                                       TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            QWEST CYBER.SOLUTIONS LLC
                      A DELAWARE LIMITED LIABILITY COMPANY


     This Fourth Amendment to Limited Liability Company Agreement (this "AMENDMENT") of Qwest Cyber.Solutions LLC (the "COMPANY"), is made effective as of August 16, 1999 by and among Qwest Communications International Inc., a Delaware corporation, KPMG LLP, a Delaware limited liability partnership, and Softline Consulting & Integrators, Inc., a California corporation (collectively, the "INITIAL MEMBERS").

     WHEREAS, the Initial Members wish to make certain amendments to the Limited Liability Company Agreement of the Company, effective as of June 3, 1999 (as amended by the First Amendment to Limited Liability Company Agreement of Qwest Cyber.Solutions LLC, dated as of July 8, 1999, the Second Amendment to Limited Liability Company Agreement of Qwest Cyber.Solutions LLC, dated as of July 19, 1999, and the Third Amendment to Limited Liability Company Agreement of Qwest Cyber.Solutions LLC, dated as of August 6, 1999, the "LLC AGREEMENT"), as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the Initial Members hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the LLC Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

SECTION 2.1 AMENDMENT TO SECTION 1.1.

     The definition of "Leased Line Agreement" is hereby amended and restated in its entirety as follows:

     "Leased Line Agreement" is defined in Section 2.5(d).

SECTION 2.2 AMENDMENT TO SECTION 1.1.

     The definition of "Transaction Documents" is hereby amended and restated in its entirety as follows:

     "Transaction Documents" means the Ancillary Implementation Agreement, the Employee Loan-Out Agreements, the IP OSS/BSS MOU, the IP OSS/BSS Sublicense, the Trademark License Agreement, and the Transition Services Agreement, and, when executed and delivered by the parties thereto, the Leased Line Agreement and the Web Hosting and Internet Access Service Agreement.

SECTION 2.3 AMENDMENT TO SECTION 1.1.

     The definition of "WEB HOSTING AND INTERNET ACCESS SERVICE AGREEMENT" is hereby amended and restated in its entirety as follows:

     "Web Hosting and Internet Access Service Agreement" is defined in Section 2.5(c)."

SECTION 2.4 AMENDMENT TO SUBSECTION 2.4(4). Section 2.4(4) of the LLC Agreement is hereby amended and restated in its entirety as follows:

     "(4) [Intentionally Omitted.]"

SECTION 2.5 AMENDMENT TO SUBSECTION 2.4(5). Section 2.4(5) of the LLC Agreement is hereby amended and restated in its entirety as follows:

     "(5) [Intentionally Omitted.]"

SECTION 2.6 AMENDMENT TO SUBSECTION 2.4(12). Section 2.4(12) of the LLC Agreement is hereby amended and restated in its entirety as follows:

     "(12) [Intentionally Omitted.]"

SECTION 2.7 AMENDMENT TO SECTION 2.5. Section 2.5 of the LLC Agreement is hereby amended by changing the title thereof from "Covenants Regarding Transition Services and Assigned Contracts" to "Certain Covenants and Agreements".

SECTION 2.8 AMENDMENT TO SECTION 2.5. Section 2.5 of the LLC Agreement is hereby amended by adding the following text to the end thereof.

     "(c) The Initial Class A Member and the Company will use commercially reasonable efforts to enter into, within the thirty day period following the Second Closing, a "WEB HOSTING AND INTERNET ACCESS SERVICE AGREEMENT" in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class A Member will provide broadband services, other telecommunications services, and internet hosting services to the Company on the terms and conditions set forth therein.

     (d) The Initial Class A Member and the Company will use commercially reasonable efforts to enter into, within the thirty day period following the Second Closing, an agreement (the "LEASED LINE AGREEMENT"), in form and substance reasonably satisfactory to each Initial Member Group, pursuant to which the Initial Class A Member will provide to the Company connectivity to the network operated by the Initial Class A Member and its Affiliates and to the internet on the terms and conditions set forth therein."

     (e) The Initial Member Groups will use commercially reasonable efforts to enter into, within the thirty day period following the Second Closing, an agreement, in form and substance reasonably satisfactory to each Initial Member Group, setting forth the valuation of each Initial Member's non-cash Initial Contributions, which valuation will be reasonably acceptable to each Initial Member Group.

SECTION 2.9 AMENDMENT TO SUBSECTION 11.2(b). Subsection 11.2(b) of the LLC Agreement is hereby amended and restated in its entirety as follows:

     (b) The Initial Class B Member is expressly allowed to contribute all of the assets of its consulting division, "KPMG Consulting" to a newly created entity, including the Initial Class B Member's Membership Interest in the Company, provided, however, that the Initial Class B Member must have caused, simultaneously with or prior to such contribution:

     (1) all assets relating to the Initial Class B Member's participation in the Company, including but not limited to all products and services provided to or acquired from the Company and all intellectual property rights licensed to or licensed from the Company, to be simultaneously and irrevocably sold, assigned, and transferred to such newly created entity;

     (2) the Initial Class B Member and such newly created entity to have executed and delivered an assignment and assumption agreement, reasonably satisfactory in form and content to the Company, by which the initial Class B Member will assign all rights under this Agreement and the Transaction Documents to which the Initial Class B Member is a party to such newly created entity, and such newly created entity will have assumed all liabilities and obligations under this Agreement and the Transaction Documents to which the Initial Class B Member is a party; and

     (3) all shares of securities of the Initial Class C Member, beneficially held or held of record by the Initial Class B Member to be simultaneously and irrevocably sold, assigned and transferred to such newly-created entity.

     Upon the satisfaction of the conditions set forth in the immediately preceding proviso, the Membership Interest of the Initial Class B Member will be transferred to such entity and such entity will be admitted to the Company as a substitute Member without further action by the Management Committee or the Members.

                                    ARTICLE 3
                                 MISCELLANEOUS

     SECTION 3.1 REFERENCE TO AND EFFECT ON THE LLC AGREEMENT.

     (1) Except as specifically amended by this Amendment, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (2) This Amendment will be construed as one with the LLC Agreement and the LLC Agreement will, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     (3) On and after the date hereof, each reference in the LLC Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the LLC Agreement, and each reference in any of the Transaction Documents to the LLC Agreement, "thereunder", "thereof", or words of like import referring to the LLC Agreement, will mean and be a reference to the LLC Agreement, as amended by this Amendment.

     SECTION 3.2 COMPLETE AGREEMENT. This Amendment, along with the LLC Agreement and the Certificate of Formation constitute the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate of Formation will be binding on the Members or have any force or effect whatsoever.

     SECTION 3.3 MULTIPLE COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

     SECTION 3.4 REFERENCES TO THIS AGREEMENT. All Article, Section, subsection or paragraph titles or other captions in this Agreement are for convenience only, are not part of this Amendment and in no way define, limit, extend or describe the scope or intent of any of its provisions.

     SECTION 3.5 GOVERNING LAW. This Amendment will be governed by, construed under and interpreted in accordance with the internal Laws of the State of Delaware without regard to its conflicts of laws principles.

                 [Remainder of page intentionally left blank.]

                                 FIFTH AMENDMENT

                                       TO

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                            QWEST CYBER.SOLUTIONS LLC



                     (A Delaware Limited Liability Company)

                                 FIFTH AMENDMENT
                                       TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            QWEST CYBER.SOLUTIONS LLC


                     (A Delaware Limited Liability Company)


     This Fifth Amendment (this "Amendment") to Limited Liability Company Agreement (the "LLC Agreement") of Qwest Cyber.Solutions LLC (the "Company"), is made effective as of January 31, 2000 by and among Qwest Communications International Inc., a Delaware corporation, KPMG Consulting, LLC, a Delaware limited liability company ("KPMG Consulting"), and Softline Consulting & Integrators, Inc., a California corporation (collectively, the "Members").

     WHEREAS, pursuant to Section 11.2(b) of the LLC Agreement, the Initial Class B Member has assigned its Class B Membership Interest to KPMG Consulting, and the capital stock of the Initial Class C Member has been transferred to KPMG Consulting;

     WHEREAS, the Members wish to make certain amendments to the LLC Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound, the Members hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the LLC Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

     Section 2.1 Amendments to Section 1.1 -- (Certain Definitions):

     (1) A new definition is added as follows:

     "Class D Member" means any Person who has become a Member (a) upon exercise of an option or options to acquire Class D Membership Interests granted under the Qwest Cyber.Solutions LLC Option Plan, or (b) by grant of Class D Membership Interests by action of the Management Committee, and includes any successor or permitted assign of any Class D Member."

     (2) The definition of "Member Group" is hereby amended and restated in its entirety as follows:

     "Member Group" means any one or more Members, other than Class D Members, that are Affiliates, including but not limited to the Initial Member Groups."

     (3) The definition of "Percentage Interest" is hereby amended and restated in its entirety as follows:

     "Percentage Interest" means, with respect to each Member, the Share Equivalents held by such Member expressed as a percentage of all outstanding Share Equivalents, as set forth opposite each Member's name on Exhibit C (as such Exhibit may be amended from time to time)."

     (4) A new definition is added as follows:

     "Share Equivalent" means a unit of measurement of Membership Interests that constitutes, together with all other outstanding Share Equivalents, the aggregate Membership Interests in the Company. Effective as of January 1, 2000, the number of authorized Share Equivalents shall be 200,000,000. Of such aggregate number and as of such date, 94,350,000 Share Equivalents are held as Class A Member Interests by the Class A Member, 16,650,000 Share Equivalents are held as Class B Member Interests by the Class B Member, 74,000,000 Share Equivalents are held as Class C Member Interests by the Class C Member and 15,000,000 Share Equivalents are reserved for issuance as Class D Member Interests to holders of options granted or to be granted under the Qwest Cyber.Solutions LLC Option Plan."

     (5) Clause (iv) of the definition of "Tier II Event" is hereby amended and restated in its entirety as follows:

     "(iv) a Bankruptcy Event occurring with respect to a Member other than a Class D Member."

     (6) Clause (iii) of the definition of Tier III Event is hereby amended and restated in its entirety as follows:

     "(iii) a change in applicable Law requiring a Member other than a Class D Member to dispose of or transfer any equity interest in the Company without respecting the approval rights of the other Members provided herein;"

     Section 2.2 Amendments to Section 4.5 (Additional Capital Contributions).

     (1) Paragraph (a) Financial Supports and Guarantees is amended and restated in its entirety as follows:

     "Except for the Initial Contributions and Additional Capital Contributions unanimously agreed to be the Members (other than the Class C Member, which agreement will be deemed given together with the Class B Member's, and other than the Class D Members) no Member (nor any Affiliate of a Member) will be obligated to extend any financial support to the Company, nor to guarantee any obligation of the Company. No Class D Members shall be obligated to provide any Additional Capital Contributions."

     (2) Paragraph (b) Capital Call is amended and restated in its entirety as follows:

     "Subject to the approval of the Class A Member and the Class B Member (except as noted in paragraph (a) above) and to the unanimous approval of the Management Committee pursuant to Section 5.3(f), the Management Committee may from time to time, by the delivery of written notice to the Class A, B and C Members (a "Capital Call Notice") require such Members, pro rata in accordance with their respective Percentage Interests, to contribute cash or other assets with a value assigned thereto which has been agreed to by all Class A, B and C Members to the capital of the Company ("Additional Capital Contributions"), all as provided for in this
     Section 4.5, and in accordance with the procedures set forth in Exhibit E-1. No Member may voluntarily make any Additional Capital Contributions."

     Section 2.3 Amendment to Section 3.3 -- Voting Rights. Section 3.3 is hereby amended by adding a new sentence as follows:


     "Notwithstanding any provision in this Agreement to the contrary, Class D Members shall not have the right to vote on any matters, except that in the event the Company completes a Qualified Public Offering pursuant to which equity interests in the Company we sold, Class D Members shall have voting rights equivalent to those voting rights held by Members who acquire their Membership Interests in such Qualified Public Offering proportional to the Share Equivalents held by each Member."

     Section 2.4 Amendment to Section 3.4 -- Admission of Additional Members.
Section 3.4 is amended by substituting "Share Equivalents" for "Membership Interests."

     Section 2.5 Amendments to Section 5.2 -- Management Committee.

     (1) Section (b)(1) is amended by restating the first clause in the first sentence as follows:

     "At all times when the Initial Members and Class D Members comprise all of the Members..."

     (2) Section (b)(4) is amended by restating the parenthetical as follows:

     "...(other than an additional or successor Class A Member, Class B Member or Class C Member, and other than a Class D Member)..."

     Section 2.6 Amendment to Section 7.4 -- Members as Providers to the
Company.

     The first sentence of Section 7.4(a) is amended in its entirety to read as follows:

     "Each Member, other than a Class D Member, on an ongoing basis, will offer upon request to provide to the Company any and all products or services which it provides to its customers in the ordinary course of business."

     Section 2.7 Amendment to Section 7.5 -- Sales and Distribution Channels.

     Section 7.5 is amended and restated in its entirety to read as follows.

     "(a) Each Member other than a Class D Member, on an ongoing basis, will cause sales and distribution services that such Member and its Affiliates provide in relation to the sale and distribution of such Member's and its Affiliates' own products and services to be provided to the Company according to the pricing described in Section 7.4(a), and otherwise on customary terms and conditions. All sales and marketing efforts on behalf of the Company's products and services will be subject to the approval of the Management Committee.

     (b) Each Member other than a Class D Member, together with the Company, will develop a sales and marketing plan regarding the use of such Member's sales and distribution channels and other resources to market and sell the Company's products and services that is acceptable to such Member and to the Company, and such plan will be subject to periodic review and adjustment.

     (c) Each Member will other than a Class D Member, upon the request of the Company, provide to the Company all information regarding such Member's agreements with third party providers of sales and distribution services (to the extent such services are reasonably related to the Business) that is not subject to a contractual or other obligation that would prohibit the disclosure of such information to the Company. Upon the request of the Company, each Member will exercise reasonable commercial efforts to cause any one or more third-party providers of sales and distribution services to such Member to offer the same or similar services to the Company upon the terms and conditions then enjoyed by such Member."

     Section 2.8 Amendment to Section 7.7 -- Future Licenses

     Section 7.7 is amended and restated in its entirety to read as follows:

     "Until a Qualified Public Offering, each Member other than a Class D Member will use its commercially reasonable best efforts to cause any future license for an individual software application within the Application Categories to include the Company as an additional license or to otherwise make such application available to the Company for use in its Business."

     Section 2.9 Amendment to Section 12.2 -- Conversion to Corporation.

     Section (c) is amended and restated in its entirety to read as follows:

     "the Initial Members and the Company will negotiate in good faith with the intent of entering into a shareholders' agreement which will contain customary registration rights, rights of first offer, "drag along," and "tag along" rights, which each Initial Member will enjoy as long as its ownership percentage of the Company is in excess of thresholds to be specified therein. Class D Members shall be subject to any "drag along" rights to which any of the Initial Members is subject pursuant to such shareholders' agreement."

     Section 2.10 Amendment to Section 12.4 -- Equity and Voting.

     Sections (a) and (b) are amended and restated in their entirety to read as follows:

     "(a) Upon formation of the Resulting Corporation, the Initial Members' Membership Interests will be converted into the outstanding shares of separate classes of stock, with an additional class of stock designated as shares to be sold to the public in a Qualified Public Offering and into which the Class D Membership Interests shall be converted. Subject to
     Section 12.3, the separate classes of stock of the Resulting Corporation will have equivalent rights and designations except for voting. The number of shares of the relevant class to be issued to each Member will be calculated to maintain the relative ownership ratio of the Members immediately preceding the formation of the Resulting Corporation with pro rata dilution for the number of shares to be sold to the public.

     (b) The voting rights will be allocated among the classes (1) to ensure, prior to the Qualified Public Offering, that each Initial Member's rights with respect to its control over certain transactions and certain aspects of the management of the business (including the selection and appointment of Directors) will conform to the control each Initial Member enjoyed over such items (including the selection and appointment of Managers) prior to such merger or other combination, and (2) to preserve, after the Qualified Public Offering, those of the Initial Members' rights which explicitly survive the Qualified Public Offering, including the right to elect a certain number of directors of the Company, which number will be agreed to in good faith by the Initial Members at the time of formation of the Resulting Corporation."

     Section 2.11 Amendment to Section 18.6 -- Right of Inspection. Section 18.6 is amended by adding a new sentence to the end of the current Section, to read as follows:

     "Notwithstanding the above provisions, Class D Members shall only have the right to examine or obtain such information about the Company for a purpose reasonably related to such Member's interest as a Member in the Company, which interest must be set forth in a written request to the Company and established to the satisfaction of the Managers, and only such information directly relevant to the request of the Class D Members shall be provided. Notwithstanding the foregoing, the Managers need not, except as required by law or judicial order, provide to any Class D Member any information that the Managers reasonably believe to be in the nature of trade secrets or other confidential or proprietary information of the Company, or any information the disclosure of which the Managers believe in good faith is not in the best interest of the Company or could damage the Company or its business or which the Company is required by law or by agreement with a third party to keep confidential. This Section is in addition to the provisions of Section 19.15, and any disclosure of information under either this Section or Section 19.15 will be subject to execution by the Class D Member of a confidentiality agreement in form and substance acceptable to the Managers."

     Section 2.12 Section 18.7 -- Reports

     Section 18.7 is amended and restated in its entirety as follows:

     "Beginning with the third fiscal quarter of the 1999 Fiscal Year, within 45 days after the end of each Fiscal Year and within 20 days after the end of each of the first 3 fiscal quarters of each Fiscal Year, the Chief Financial Officer will cause each Member other than Class D Members and each Manager to be furnished with a copy of the balance sheet of the Company as of the last day of the applicable period, a statement of income or loss for the Company for such period and a statement of the Company's Cash Flow for such period. Annual statements furnished pursuant to the preceding sentence will also include (i) a statement of the Members' Capital Accounts and changes therein for such Fiscal Year, and (ii) all information necessary or required for the Company and each Member to comply with its respective federal and state tax reporting obligations. Class D Members will have the right to such reports as are required by applicable law."

     Section 2.13 Amendment to Exhibit C. Exhibit C is amended and restated in its entirety as follows:

                                   EXHIBIT C

           INITIAL MEMBERS, ADDRESSES AND PERCENTAGE INTERESTS AS OF EFFECTIVE DATE AND SHARE EQUIVALENTS AS OF JANUARY 1, 2000


---------------------------------------------------------------------------------------------------
                                          Class of              Percentage
                                         Membership           Interest held by        Share
            Member                      Interest Held            such Member        Equivalents
---------------------------------------------------------------------------------------------------

  Qwest Communications                    Class A                   51%            94,350,000
  International, Inc.
  1000 Qwest Tower
  555 Seventeenth Street
  Denver, CO 80202
---------------------------------------------------------------------------------------------------
  KPMG Consulting, LLC                    Class B                   9%             16,650,000
  1676 International Drive,
  McLean, Virginia 22102
---------------------------------------------------------------------------------------------------
  Softline Consulting &                   Class C                   40%            74,000,000
  Integrators Inc.
  c/o KPMG Consulting, LLC
  1676 International Drive,
  McLean, Virginia 22102
---------------------------------------------------------------------------------------------------

     Section 2.14 Amendment to Exhibit D -- Allocations. Section 1.1(a) of Exhibit D is amended and restated in its entirety as follows:

     "(a) A separate capital account shall be maintained for each Member (a
          "Capital Account"). Such Member's Capital Account shall from time to time be (i) increased by (A) the amount of money and the Book Value of any property contributed (or deemed contributed) by the Member to the Company (net of liabilities secured by the property or to which the property is subject), (B) the Net Income and any other items of income and gain specially allocated to the Member under Paragraph 1.4, and
          (C) for each Class D Member, the amount by which the fair value (as determined for tax purposes) of his or her Share Equivalents acquired upon exercise of options granted under the Qwest Cyber.Solutions LLC Option Plan exceeds the exercise price of the options exercised, and
          (ii) decreased by (A) the amount of money and the Book Value of any property distributed to the Member (net of liabilities secured by the property or to which the property is subject), and (B) the Net Losses and any other items of deduction and loss specially allocated to the Member under Paragraph 1.4."

                                    ARTICLE 3
                                 MISCELLANEOUS

     Section 3.1 Reference to and Effect on the LLC Agreement.

     (1) Except as specifically amended by this Amendment, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (2) This Amendment will be construed as one with the LLC Agreement and the LLC Agreement will, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     (3) On and after the date hereof, each reference in the LLC Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the LLC Agreement, and each reference in any of the Transaction Documents to the LLC Agreement, "thereunder," "thereof," or words of like import referring to the LLC Agreement, will mean and be a reference to the LLC Agreement, as amended by this Amendment.

     Section 3.2 Complete Agreement. This Amendment, along with the LLC Agreement and the Certificate of Formation, constitute the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate of Formation will be binding on the Members or have any force or effect whatsoever.

     Section 3.3 Multiple Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

     Section 3.4 References to this Agreement. All Article, Section, subsection or paragraph titles or other captions in this Agreement are for convenience only, are not part of this Amendment and in no way define, limit, extend or describe the scope or intent of any of its provisions.

     Section 3.5 Governing Law. This Amendment will be governed by, construed under and interpreted in accordance with the internal Laws of the State of Delaware without regard to its conflicts of laws principles.





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